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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

TEL Offshore Trust
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-6910 (Commission File Number)	76-6004064 (I.R.S. Employer Identification No.)
JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas (Address of principal executive offices)		78701 (Zip Code)

Registrant's Telephone Number, including area code: (512) 479-2562

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

  99.1
  Tel Offshore Trust's press release dated March 26, 2004.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE.

        On March 26, 2004, the Registrant issued a press release announcing that there would not be a first quarter distribution. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        This Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission's instructions issued in Securities and Exchange Commission Release No. 34-47583. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL Offshore Trust
By:	JPMorgan Chase Bank, as Corporate Trustee
By:	/s/ MIKE ULRICH Mike Ulrich Vice President and Trust Officer

Date: March 26, 2004

Exhibit Index

Exhibit Number	Description
99.1	Tel Offshore Trust's press release dated March 26, 2004.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEMS 9 AND 12. REGULATION FD DISCLOSURE.
SIGNATURES
  Exhibit Index